ACCUHEALTH, INC.

                 AMENDMENT NO. 3 TO THE NOTE PURCHASE AGREEMENT

     This AMENDMENT NO. 3 TO THE NOTE PURCHASE AGREEMENT (this "Agreement") is made effective as of February 22 , 2001, among ACCUHEALTH, INC., a New York corporation (the "Company"), MIDVIEW DRUG, INC. a corporation organized under the laws of the State of New York ("Midview"), ACCUHEALTH HOME CARE, INC., a corporation organized under the laws of the State of Delaware ("AHC"), CITIVIEW DRUG CO., INC., a corporation organized under the laws of the State of New York ("Citiview"), PROHEALTHCARE INFUSION SERVICES, INC., a corporation organized under the laws of the State of New Jersey ("PHCIS"), HEALIX HEALTHCARE, INC., a corporation organized under the laws of the State of Delaware ("HHI"), PRN HOMECARE AGENCY, INC., a corporation organized under the laws of the State of New York ("PRN"), AMERIX NURSING HOLDINGS, INC., a corporation organized under the laws of the State of Delaware ("AMERIX"), HEALIX HEALTHCARE, INC., a corporation organized under the laws of the State of New York ("Healthcare"), HEALIX HEALTHCARE OF NEW YORK, INC., a corporation organized under the laws of the State of New York ("Healix NY"), RYE BEACH HEALTHCARE, INC., a corporation organized under the laws of the State of New York ("Rye Beach"), HEALIX HEALTHCARE OF NEW JERSEY INC., a corporation organized under the laws of the State of New Jersey ("Healix NJ") and AMERICARE HOME NURSING SERVICES, INC., a corporation organized under the laws of the State of New Jersey ("Americare"), (the Company, Midview, AHC, Citiview, PHCIS, HHI, PRN, Amerix, Healthcare, Healix NY, Rye Beach, Healix NJ and Americare, each a "Borrower" and, jointly and severally, the "Borrowers"), RFE INVESTMENT PARTNERS V, L.P., a Delaware limited partnership ("RFE"), the "RFE Advisory Board Members" listed on the signature pages hereto, and STERLING/CARL MARKS CAPITAL, INC. ("Sterling") and together with RFE and the RFE Advisory Board Members, the "Purchasers" and each a "Purchaser").

     WHEREAS, the Company and the Purchasers and Austin Marxe ("Marxe") are parties to a Note Purchase Agreement made effective as of July 14, 1998 as amended by Amendment No. 1 to the Note Purchase Agreement made effective as of August 21, 1998 and Amendment No. 2 to the Note Purchase Agreement made effective as of October 26, 1998 (as so amended, the "ORIGINAL AGREEMENT"); and

     WHEREAS, as a condition to the purchase by certain of the Purchasers of the 14% Senior Secured Notes of the Company and its subsidiaries (the "Senior Notes") pursuant to the 14% Senior Secured Note and Warrant Purchase Agreement dated as of the date hereof (as in effect from time to time, the "Senior Note Agreement") among the Company, its subsidiaries and the purchasers named therein, the Purchasers require that the Original Agreement be amended as follows:

         (i) to provide for the exchange, for those holders who elect to so exchange, of the 12% Convertible Subordinated Notes due July 14, 2003 of the Company (as issued under the Original Agreement) held by such electing holders for the new 14% Convertible Subordinated Secured Notes due February 23, 2004, of the Borrowers (as in effect from time to time, the "Replacement Notes"); and

         (ii) to provide for the execution and delivery by the Borrowers of a Security Agreement granting to RFE Investment Partners V, L.P., as collateral agent, for the benefit of the Purchasers, a security interest in all or substantially all of the assets of the Borrowers in order to secure the Replacement Notes; and

         (iii) to provide for the amendment and restatement of the Stockholders Agreement and the Registration Rights Agreement to give effect to the issuance of the Replacement Notes and the issuance of additional warrants pursuant to the Senior Note Agreement; and

     WHEREAS, Section 9.4 of the Original Agreement provides that the Original Agreement may be amended with the written consent of (i) "Purchasers" (as defined in the Original Agreement) representing 50.1% (the "Majority Interest") of the interest of the Subordinated Notes (as defined in the Original Agreement) and/or Common Stock (as defined in the Original Agreement) held by such "Purchasers" at the time of such amendments and (ii) the Company; and

     WHEREAS, the Purchasers constitute at least the Majority Interest; and

     WHEREAS, as of the date of this Agreement, Marxe has elected to not so exchange the 12% Convertible Subordinated Note due July 14, 2000 (the "12% Marxe Note") held by him; and

     WHEREAS, the Purchasers desire to effect the foregoing and to amend such Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

         1. DEFINED TERMS. Capitalized terms used and not otherwise defined in this Agreement shall have the meanings given to such terms in the Original Agreement.

         2.       ISSUANCE OF THE REPLACEMENT NOTES TO PURCHASERS.

     Subject to:

                  a. the terms and conditions stated herein and in the Original Agreement,

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
                  b. the execution and delivery by the Borrowers and each Purchaser of this Agreement,

                  c. the execution and delivery by the Company and each Purchaser and each other party thereto (other than Marxe) of a counterpart to the Amended and Restated Stockholders' Agreement (in the form attached hereto);

                  d. the execution and delivery by the Company and each Purchaser and each other party thereto (other than Marxe) of a counterpart to the Amended and Restated Registration Rights Agreement (in the form attached hereto),

                  e. the execution and delivery by the Borrowers of the aforementioned Security Agreement; and

                  f. the execution and delivery of the Senior Note Agreement and all documents referenced therein,

the Borrowers shall issue to each Purchaser, and such Purchaser shall acquire from the Borrowers, a Replacement Note in the principal amount set forth next to such Additional Purchaser on SCHEDULE 1 hereto, in replacement of the Company's 12% Convertible Subordinated Notes due July 14, 2003 held by such Purchaser (the "Replaced Notes"). All references to the "Notes" or the "Subordinated Notes" in the Original Agreement shall be deemed to refer to (a) the Replacement Notes (as same may be amended or otherwise in effect from time to time) and also, unless the applicable context otherwise provides, any and all Interest Series Notes (as same may be amended or otherwise in effect from time to time) issued pursuant to the Replacement Notes and (b) the Marxe Note and, unless the applicable context otherwise provides, any note (if any) issued pursuant thereto. Promptly after the issuance of a Replacement Note to a Purchaser, such Purchaser shall return the related Replaced Note, marked cancelled or, if the Replacement Note is lost or misplaced, provide a lost note affidavit and indemnity in customary form.

         3. SECTION 1.5. A new Section 1.5 is hereby added to the Original Agreement to read in its entirety as follows:

         "1.5.    SUBORDINATION. The Purchasers and the Borrowers (i) reaffirm the subordinated provisions of the Subordinated Notes and that such provisions run in favor of and for the benefit of the Senior Creditor (as hereinafter defined), and (ii) agree that such provisions are supplemented as follows:

(a) Definitions. As used in this Section 1.5, the following terms shall have the specified meanings:

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
                  "AGENT" shall mean Rosenthal & Rosenthal, Inc. in its capacity as "Collateral Agent" under the Intercreditor Agreement.

                  "BANKRUPTCY CODE" shall mean the provisions of 11 U.S.C.
         Section 101 et Seq., and the Rules and Forms of Practice and Procedure in Bankruptcy promulgated by the Supreme Court of the United States.

                  "COLLECTION ACTION" shall mean (a) to demand, take or receive from or on behalf of the Company, or any Secondary Party, by setoff or in any other manner, the whole or any part of any Junior Debt, (b) to exercise any enforcement rights with respect to any collateral to the extent it secures the Junior Debt, including any enforcement rights arising under any security or similar agreement (notwithstanding that the entering into thereof by the Company was permitted by the Senior Creditor), or arising under applicable law, (c) to initiate or participate with others in any suit, action or proceeding against the Company or Secondary Party to (i) enforce payment of or to collect the whole or any part of the Junior Debt or (ii) commence judicial enforcement of any of the rights and remedies under the Junior Debt Documents or applicable law with respect to the Junior Debt, (d) to accelerate any Junior Debt, or (e) to exercise any put option or to cause the Company, or any Secondary Party to honor any redemption or mandatory prepayment obligation under any Junior Debt Document.

                  "INTER-CREDITOR AGREEMENT" shall mean the Intercreditor Agreement dated as of February 22, 2001 among the Company (as one of the "Borrowers" described thereunder), the other Borrowers, the Lender, the initial holders of the Senior Secured Notes, the Purchasers that are a party thereto, Rosenthal & Rosenthal as the "Collateral Agent" (as defined therein), and the Subordinated Creditor Collateral Agent (as defined therein).

                  "JUNIOR DEBT" shall mean all of the obligations of the Company now or hereafter owed to the Purchasers under any of the Junior Debt Documents.

                  "JUNIOR DEBT DOCUMENTS" shall mean the Subordinated Note Agreement, the Subordinated Notes (including without limitation any paid-in-kind notes issued pursuant to any Subordinated Note) issued thereunder and any all other documents and instruments entered into or delivered by or among the Company and the Purchasers in connection therewith, but excluding from Junior Debt, for the avoidance or doubt,
         (i) warrants or stock issued by the Company to any of the Purchasers and (ii) the Senior Secured Promissory Notes and any related security agreements or purchase agreements.

                  "LENDER" shall mean Rosenthal & Rosenthal, Inc., a New York corporation, with its address at 1370 Broadway, New York, New York 10018. "PROCEEDING" shall mean any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of

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
         a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of a Person.

                  "ROSENTHAL CREDIT AGREEMENT" shall mean the Loan and Security Agreement dated as of February 1, 1996, as amended by Amendment No. 1, dated as of February 1, 1996, Amendment No. 2, dated as of February 1, 1997, Amendment No 3 and Joinder Agreement dated as of July 30, 1997, Amendment No. 4 and Joinder Agreement dated as of April 3, 1998 and Amendment No. 5, dated as of February 22, 2001, in each case among Lender, the Company and the other "Borrowers" referred to therein.

                  "SECONDARY PARTY" shall mean any Person which has any liability with respect to the Junior Debt, other than the Company.

                  "SENIOR CREDITOR" shall mean, collectively, the Lender and the holders of the Senior Secured Notes.

                  "SENIOR DEBT" shall mean, collectively, (i) the "Obligations," as such term as defined in the Rosenthal Credit Agreement, together with (a) all complete or partial refinancings of the Obligations, including as any such refinancing occurs in a Proceeding (pursuant to the Bankruptcy Code or otherwise), (b) any amendments, modifications, renewals or extensions thereof and (c) any interest fees and charges accruing thereon after the commencement of a Proceeding, without regard to whether or not any of such interest fees and charges is an allowed claim, and (ii) all amounts, including principal, interest, costs and expenses, at any time owed under the Senior Secured Notes, together with (a) all complete or partial refinancings of such amounts, including as any such refinancing occurs in a Proceeding (pursuant to the Bankruptcy Code or otherwise), (b) any amendments, modifications, renewals or extensions thereof and (c) any interest fees and charges accruing thereon after the commencement of a Proceeding, without regard to whether or not any of such interest fees and charges is an allowed claim.

                  "SENIOR DEBT DOCUMENTS" shall mean, collectively, (i) the Rosenthal Credit Agreement, (ii) the Senior Secured Notes and (iii) all other documents and instruments (other than the Intercreditor Agreement) evidencing or pertaining to all or any portion of the Senior Debt and any security interests securing any or all of the Senior Debt.

                  "SENIOR SECURED NOTES" shall mean (a) those certain Senior Secured Notes, issued by the Company on or about February 22, 2001, in the aggregate principal amount of $925,000 and (b) if issued, the Davis Note (as defined in the Senior Note Agreement (as defined in the Intercreditor Agreement)).

                  "SUBORDINATED NOTE AGREEMENT" shall mean this Note Purchase Agreement, as amended by Amendment No. 1 to the Note Purchase Agreement effective as of August 21, 1998, Amendment No. 2 to the Note Purchase Agreement, effective as of October 26, 1998, and Amendment No. 3 to the Note Purchase Agreement, effective as of February 22, 2001,

(b) SUBORDINATION OF JUNIOR DEBT TO SENIOR DEBT. The Company and the Purchasers covenant and agree (for themselves and any other holder of Junior
Debt) that the payment of any and all of the Junior Debt and all payments under the Junior Debt Documents shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full in cash of the Senior Debt. Each holder of Senior Debt, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired Senior Debt in reliance upon the provisions contained in this Agreement.

(c) NO PAYMENT ON JUNIOR DEBT. Unless and until all Senior Debt shall have been irrevocably paid in full in cash, and notwithstanding any "Default", "Event of Default' or any similar occurrence (whether now existing or hereafter occurring) under the Junior Debt Documents, neither the Company shall not make (or permit any Secondary Party to make), nor shall any Purchaser receive from the Company or any Secondary Party, any payment of any type (including, without limitation, by redemption, repurchase or similar transaction, or by transfer of property), of principal, interest, fees, charges, expenses, indemnities or any other obligation, on or with respect to the Junior Debt or the Junior Debt Documents, except that nothing contained in this Section
1.5 (or in the subordination provisions of any Junior Debt instrument) shall, or shall be interpreted to, limit the right of the Company to issue, and any Purchaser to receive, any paid in kind notes ("PIK Notes") evidencing accrued and unpaid interest on Subordinated Notes (and provided that such PIK Notes shall be subject to the provisions of this Section 1.5 and deemed Subordinated Notes hereunder) or to convert any Junior Debt into Common Stock of the Company or from exercising any warrants issued by the Company.

(d) PROCEEDINGS. In the event of any Proceeding involving the Company or any Secondary Party, (i) all Senior Debt shall first be irrevocably paid in full in cash before any payment of or with respect to the Junior Debt shall be made; (ii) any payment or distribution, whether in cash, property or securities which, but for the terms hereof, otherwise would be payable or deliverable in respect of the Junior Debt, shall be paid or delivered directly to Agent (to be held and/or applied by Agent in accordance with the terms of the Intercreditor Agreement) until all Senior Debt is paid in full, and each Purchaser irrevocably authorizes, empowers and directs all receivers, trustees, liquidators, custodians, conservators and others having authority in the premises to effect all such payments and distributions, and each Purchaser also irrevocably authorizes, empowers and directs the Agent to demand, sue for, collect, seek to recover and receive every such payment or distribution, except that the Purchasers may receive and retain securities of the Company (or other applicable Secondary Party) which are subordinate, at least to the extent provided for in this Section 1.5 with respect to the Junior Debt, to the payment of the Senior Debt; (iii) each Purchaser agrees to execute and deliver to Agent or its representative all such further instruments as Agent may reasonably request confirming the authorization referred to in the foregoing clause (ii);

(iv) each Purchaser (in its capacity as such) agrees not to initiate or prosecute or induce any other person to initiate or prosecute any claim, action or other proceeding challenging the enforceability of the Senior Debt or any liens and security interests securing the Senior Debt, and (v) each Purchaser (in its capacity as such) agrees not to (x) object to any use of cash collateral by the Company or any Secondary Party under Section 363 of the Bankruptcy Code if consented to by Agent or Lender (provided, that such consent is given in good faith for the purpose of protecting the collateral position of the Senior Creditors) or any borrowing by the Company from Lender under Section 364 of the Bankruptcy Code including any grant of a lien or security interest by the Company or any Borrower or any Secondary Party in favor of the Lender (or any agent) (provided, that the Lender shall have, pursuant to the provisions of the Intercreditor Agreement, offered the holders of the Senior Secured Notes, an opportunity to participate in any such borrowing but in the benefit of such lien or security interest), and (y) assert, in the case of such use or borrowing, any requirement for adequate protection under Sections 362, 363 or 364 of the Bankruptcy Code to or for the Purchaser (in its capacity as such) with respect to any collateral for the Junior Debt, and (vi) each Purchaser agrees to execute, verify, deliver and file any proofs of claim in respect of the Junior Debt reasonably requested by Agent in connection with any such Proceeding and hereby irrevocably authorizes, empowers and appoints Agent its agent and attorney-in-fact to (x) execute, verify, deliver and file such proofs of claim of any Purchaser if such Purchaser fails to file such proof by that date which is 7 days before the expiration of the time to file any such proof and (y) vote such claim in any such Proceeding upon the failure of any Purchaser to do so prior to 5 days before the expiration of the time to vote any such claim, provided, that the Agent shall give the applicable Purchaser(s) prior notice of the Agent's intent to so vote and the Agent shall not have the right to so vote if the Purchaser within a reasonable period of time thereafter (and prior to such expiration time) votes its proof of claim; except as provided for in clause
(x) and (y), the Purchasers shall have the right to file such proofs of claim and to vote such proofs of claim; provided, further, Agent shall have no obligation to execute, verify, deliver, file and/or vote any such proof of claim. In the event that Agent votes any claim in accordance with the authority granted hereby, no Purchaser shall be entitled to change or withdraw such vote. The Senior Debt shall continue to be treated as Senior Debt and the provisions of this Agreement shall continue to govern the relative rights and priorities of the holders of the Senior Debt and the Purchasers even if all or part of the Senior Debt or the security interests securing the Senior Debt are subordinated, set aside, avoided or disallowed in connection with any such Proceeding and this Agreement shall be reinstated if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by any holder of Senior Debt or any representative of such holder.

(e) RESTRICTION ON ACTION BY THE PURCHASERS. Until the Senior Debt shall have been irrevocably paid in full in cash, no Purchaser (in its capacity as such) shall, without the prior written consent of the holders of the Senior Debt, take any Collection Action except that the Purchasers may accelerate the Junior Debt .

(f) INCORRECT PAYMENTS. If any payment or distribution on account of the Junior Debt not permitted to be made by the Company or received by the Purchasers under this Agreement is received by any Purchaser before all Senior Debt is irrevocably paid in full in cash and all lending commitments, if any under the Rosenthal Credit Agreement have terminated, such payment or distribution shall not be commingled with any asset of such Purchaser, shall be held in trust by such Purchaser for the benefit of the holders of the Senior Debt and shall be promptly paid over to Agent, or its designated representative, for application (in accordance with the Intercreditor Agreement) to the payment of the Senior Debt then remaining unpaid, until all of the Senior Debt is irrevocably paid in full in cash.

(g) SALE, TRANSFER, ETC. No Purchaser shall sell, assign, pledge, dispose of or otherwise transfer all or any portion of the Junior Debt or any Junior Debt Document unless the applicable transferee shall execute and deliver to Agent an agreement substantially identical to this Agreement, providing for the continued subordination and forbearance of the Junior Debt to the Senior Debt as provided herein and for the continued effectiveness of all of the rights of the Agent and the holders of the Senior Debt arising under this Agreement.

(h) LEGENDS. Until the Senior Debt is irrevocably paid in full in cash and all lending commitments, if any, under the Rosenthal Credit Agreement have been terminated, each Junior Debt Document at all times shall contain in a conspicuous manner the following legend:

                  "The rights of the Payee and the obligations of the Maker evidenced hereby are subordinate in the manner and to the extent set forth in Section 1.5 of the [Agreement] [Note Purchase Agreement dated as of July 14, 1998, as amended (the "Purchase Agreement")], to the indebtedness defined as "Senior Debt" thereunder; and each holder of this instrument and any successor, by its acceptance hereof, shall be bound by such subordination provisions."

(i) RELATIVE RIGHTS. This Section 1.5 defines the relative rights of the holders of the Senior Debt (in their capacity as such) and the holders of Junior Debt (in their capacity as such). Nothing herein shall: (i) impair, as between the Company and the holders of the Junior Debt, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest and all other amounts due on or with respect to Junior Debt in accordance with its terms; (ii) affect the relative rights of holders of Junior Debt and creditors of the Company (or any Secondary Party) other than holders of Senior Debt; or (iii) except as expressly provided herein, prevent the holders of Junior Debt from exercising their available remedies upon a default or an event of default under the Junior Debt Documents, subject to the rights of holders of Senior Debt set forth in this Section 1.5.

(j) SUBROGATION. After all amounts payable under or in respect of Senior Debt are irrevocably paid in full in cash, the holders of the Junior Debt shall have the right to be subrogated to the rights of holders of Senior Debt to receive payments or distributions applicable to Senior Debt (and to any remaining collateral for same) to the extent that payment or distributions otherwise payable to the holders of the Junior Debt have been applied to the payment of Senior Debt. A payment or distribution made under this Agreement to a

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
holder of Senior Debt which otherwise would have been made to the holders of the Junior Debt is not, as between the Company and the holders of the Junior Debt, a payment or distribution by the Company on Senior Debt.

(k) MODIFICATIONS TO SENIOR DEBT. Without limiting the effect of clauses (a) and (b) of the definition of Senior Debt, at any time and from time to time without the consent of any Purchaser, without incurring liability to any Purchaser and without impairing or releasing the obligations of any Purchaser under this Agreement (including without limitation the provisions of this Section 1.5), the manner or place of payment or the time of payment or any of the terms of the Senior Debt or any other matter relating thereto, indirectly any collateral therefor, may be renewed, altered or amended in any manner, including any of the terms of any agreement, security agreement, note, guaranty or other instrument evidencing or securing or otherwise relating to the Senior Debt.

(l) CONTINUED EFFECTIVENESS OF THIS AGREEMENT. The terms of this Agreement, the subordination effected hereby, and the rights and the obligations of the Purchasers, the Company, Agent and Senior Creditors arising hereunder shall not be affected, modified or impaired in any manner or to any extent by:
(i) the validity or enforceability (or the lack thereof) of any of the Senior Debt Documents; or (ii) any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Debt or the Junior Debt or any of the Senior Debt Documents or the Junior Debt Documents. Each Purchaser and each other holder of Junior Debt hereby acknowledges that the provisions of this Agreement are intended to be enforceable at all times, whether before the commencement of, after the commencement of, or in connection with or premised on the occurrence of a Proceeding.

(m) NO CONTEST BY PURCHASERS. Each Purchaser (in its capacity as such) agrees that it will not at any time contest the validity, perfection, priority or enforceability of the Senior Debt, the Senior Debt Documents, or the liens and security interests of Agent and Senior Creditors in the collateral securing the Senior Debt, or contest or object to the enforcement of such liens and security interests on the theory of marshaling of assets. Purchasers agree that (i) irreparable damage to the holders of Senior Debt would occur if any of the provisions of this Section 1.5 were not performed or were contested by the Purchasers and, accordingly (ii) such provisions may be enforced specifically and by injunctive relief.

(n) Nothing contained in this Section 1.5 shall, or shall be interpreted to, limit the terms and provisions of the Intercreditor Agreement and the relative rights of the Lender, the holders of the Senior Secured Notes and holders of the Junior Debt thereunder."

         4. In the event that the provisions of the new Section 1.5 set forth above are held by a court of competent jurisdiction to not be binding upon Marxe (e.g., Marxe is not considered a "Purchaser" for purposes thereof), it is understood and agreed that such provisions shall still be binding upon the Purchasers who are a party to this Agreement. The Lender reserves its right to require Marxe, pursuant to Section 3 of the Marxe Note, to execute and deliver additional subordination agreements.

         5. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the "Borrowers" in the Senior Note Agreement are incorporated herein by reference and repeated (as of the date hereof) for the benefit of the Purchasers. The Borrowers hereby further represent and warrant that, as of the date hereof, they have no claims, counterclaims or defenses against the Purchasers, whether arising out of or other relating in any way to the Notes or the Agreement or any related agreement or instrument or otherwise.

         6. GOVERNING LAW. This Agreement shall be governed by, and construed according to the laws of the State of New York.

         7. EFFECTIVE DATE. In accordance with the terms of the Original Agreement, this Agreement will become effective upon execution by the Borrowers and the Purchasers representing the Majority Interest.

         8. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         9. The Purchasers and the Borrowers agree that if Marxe shall, at any time prior to that date which is eleven (11) days after the date hereof, elect to exchange the 12% Marxe Note for a promissory note similar in tenor to the other Replacement Notes (the "Marxe Replacement Note") then the parties hereto and Marxe shall enter into a supplemental agreement, in reasonable form, providing for such exchange, and making Marxe, among other things, a Purchaser for purposes of this Agreement and a secured party under the Security Agreement referred to in subparagraph 2.e. above, and upon such exchange (if any) the Replacement Notes shall be deemed to include the Marxe Replacement Note. Unless and until such exchange, (i) the 12% Marxe Note (and any note issued pursuant thereto) shall be deemed part of the Subordinated Notes under the Original Agreement and (ii) Marxe shall not be considered a party hereto (notwithstanding the fact that there may be a signature block for Marxe on the signature pages hereto).


       [Signature page to Amendment No. 3 to the Note Purchase Agreement]

                                    * * * * *


       [Signature page to Amendment No. 3 to the Note Purchase Agreement]

         Executed effective as of the date first set forth above.

THE COMPANY:                           ACCUHEALTH, INC.


                                       By:__________________________________
                                          Its Chief Executive Officer


                                       MIDVIEW DRUG, INC.


                                       By:__________________________________
                                          Its Chief Executive Officer


                                       ACCUHEALTH HOME CARE, INC.


                                       By:__________________________________
                                          Its Chief Executive Officer


                                       CITIVIEW DRUG CO., INC.


                                       By:__________________________________
                                          Its Chief Executive Officer


                                       PROHEALTHCARE INFUSION SERVICES, INC.


                                       By:__________________________________
                                          Its Chief Executive Officer


                                       HEALIX HEALTHCARE, INC.


                                       By:__________________________________
                                          Its Chief Executive Officer


       [Signature page to Amendment No. 3 to the Note Purchase Agreement]

                                       PRN HOMECARE AGENCY, INC.


                                       By:__________________________________
                                          Its Chief Executive Officer


                                       AMERIX NURSING HOLDINGS, INC.


                                       By:__________________________________
                                          Its Chief Executive Officer


                                       HEALIX HEALTHCARE, INC.


                                       By:__________________________________
                                          Its Chief Executive Officer


                                       HEALIX HEALTHCARE OF NEW YORK, INC.


                                       By:__________________________________
                                          Its Chief Executive Officer


                                       RYE BEACH HEALTHCARE, INC.


                                       By:__________________________________
                                          Its Chief Executive Officer


                                       HEALIX HEALTHCARE OF NEW JERSEY, INC.


                                       By:__________________________________
                                          Its Chief Executive Officer


                                       AMERICARE HOME NURSING SERVICES, INC.


                                       By:__________________________________
                                          Its Chief Executive Officer


       [Signature page to Amendment No. 3 to the Note Purchase Agreement]

RFE:                                   RFE INVESTMENT PARTNERS V, L.P.

                                       By: RFE ASSOCIATES V, L.P.
                                           Its General Partner

                                       By: __________________________________
                                           A General Partner


STERLING:                              STERLING/CARL MARKS CAPITAL, INC.


                                       By: __________________________________
                                           Name:
                                           Title:


MARXE:

                                           /s/ AUSTIN MARXE
                                           ----------------------------------
                                           Austin Marxe


       [Signature page to Amendment No. 3 to the Note Purchase Agreement]

RFE ADVISORY BOARD MEMBERS:


                                       /s/ ROBERT D. KENNEDY
                                       --------------------------------------
                                       Robert D. Kennedy


                                       RICHARD A. ROSENTHAL IRA ROLLOVER TRUST
                                       ACCOUNT NO. 1416


                                       By: __________________________________
                                           Name:
                                           Title:


       [Signature page to Amendment No. 3 to the Note Purchase Agreement]

                                                                      SCHEDULE 1

                             SCHEDULE OF PURCHASERS

--------------------------------------------------------------------------------------------------


                                                                           Amount of Accrued and
                                                                          Unpaid Interest (through
                                               Principal Amount of          Closing Date) to be
          Purchaser                             Replacement Note             referred to in the
                                                                              Replacement Note
--------------------------------------------------------------------------------------------------
RFE Investment Partners V L.P.                     $4,970,000             $[     ] (Note: As of
36 Grove Street                                                           12/31/00: $1,685,756)
New Canaan, CT 06840
--------------------------------------------------------------------------------------------------
Robert D. Kennedy                                  $   15,000             $[     ] (Note: As of
2061 Ponus Ridge Road                                                     12/31/00: $4,576)
New Canaan, CT 06840
--------------------------------------------------------------------------------------------------
Richard A. Rosenthal IRA Rollover Trust            $   15,000             $[     ] (Note: As of
c/o Indiana Trust and Investment                                          12/31/00: $4,576)
Management Company
3930 Edison Lakes Parkway
Suite 250
Mishawaka, IN 46545
Attn: David A. Hosinski

--------------------------------------------------------------------------------------------------
Sterling/Carl Marks Capital, Inc.                  $  750,000             [Please compute]
175 Great Neck Road, Suite 408
Great Neck, NY 11021
--------------------------------------------------------------------------------------------------


       [Signature page to Amendment No. 3 to the Note Purchase Agreement]